Rule 497(c)
                                                       Registration No. 33-75340
                                GUINNESS FLIGHT


                       GUINNESS FLIGHT MAINLAND CHINA FUND

                        Supplement Dated March 10, 1998 to
                       Prospectus Dated: November 3, 1997



         THE FOLLOWING INFORMATION UPDATES THE PERTINENT DISCLOSURE FOUND UNDER THE HEADING "THE FUND'S MANAGEMENT" ON PAGE 15 OF THE PROSPECTUS AND THE SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 16, 1998:

                  The Guinness Flight Mainland China Fund is no longer managed by Nerissa Lee. The Mainland China Fund is now co-managed by Adrian Fu and Lisa Chow.

                  The following are biographies of Mr. Fu and Ms. Chow:

                  ADRIAN FU -- Mr. Fu joined Hambro Pacific Fund Management, now Guinness Flight Hambro, in 1996 as a member of the Hong Kong investment team. Prior to joining Guinness Flight Hambro, he was an Associate at Indo- Suez Asia Shipping Finance Services, Ltd. from December 1994 to October 1996. Mr. Fu received his MBA from Imperial College, London University in 1994. He received a Master of Engineering (Merit) from the University of Southampton, England, which he attended from 1989-1993. Mr. Fu serves as the co-manager of the Mainland China Fund.

                  LISA CHOW --Ms. Chow joined Guinness Flight in 1996 as an Investment Manager. She has assisted with the management of the Asia Small Cap and Mainland China Funds since their inception. Prior to joining Guinness Flight, Ms. Chow was an investment analyst specializing in Hong Kong smaller capitalization stocks at HG Asia from December 1993 to May 1995. From May 1995 to August 1996 she worked at Sassoon
                  Securities, where she provided in-depth research on the telecom and energy sectors and was instrumental in initiating Sassoon's research effort in the Philippines and Thai stock market. Ms. Chow received her Bachelor's of Science in 1993 from the Massachusetts Institute of Technology in Cambridge, Massachusetts, with a major in Management Science and a minor in Economics. Ms. Chow serves as the co-manager of the Mainland China Fund.

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         THE  FOLLOWING  TEXT IS ADDED TO THE  FIRST  FULL  PARAGRAPH  UNDER THE
HEADING "HOW TO PURCHASE SHARES" ON PAGE 17 OF THE PROSPECTUS:

                  The Fund may, in its sole discretion, cease taking purchase orders prior to the close of trading on the New York Stock Exchange on any day when the Investment Adviser determines that such action is in the best interests of the existing shareholders.